UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

THE NEW YORK TIMES COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! THE NEW YORK TIMES COMPANY 2022 Annual Meeting Vote by April 26, 2022 11:59 PM ET 620 EIGHTH AVENUE NEW YORK, NY 10018 ATTENTION: CORPORATE SECRETARY D66224-P66391 You invested in THE NEW YORK TIMES COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 27, 2022. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and April 27, 2022 11:00 AM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/NYT2022 *Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number above to vote these shares at the meeting. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Directors Class A Nominees: 01) Amanpal S. Bhutani For 02) Manuel Bronstein 03) Doreen Toben 04) Rebecca Van Dyck 2. Ratification of the selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2022 For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D66225-P66391

Your Vote Counts! THE NEW YORK TIMES COMPANY 2022 Annual Meeting Vote by April 26, 2022 11:59 PM ET 620 EIGHTH AVENUE NEW YORK, NY 10018 ATTENTION: CORPORATE SECRETARY D66226-Z81875 You invested in THE NEW YORK TIMES COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on April 27, 2022. Get informed before you vote View the Notice of Annual Meeting and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 13, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Vote Virtually at the Meeting* Point your camera here and April 27, 2022 11:00 AM ET vote without entering a control number Virtually at: www.virtualshareholdermeeting.com/NYT2022 *Please check the meeting materials for any special requirements for meeting attendance. You will need to have the control number above to vote these shares at the meeting. V1

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote on these important matters. Voting Items Board Recommends 1. Election of Directors Class B Nominees: For 01) Beth Brooke 04) Hays N. Golden 07) David Perpich 02) Rachel Glaser 05) Meredith Kopit Levien 08) John W. Rogers, Jr. 03) Arthur Golden 06) Brian P. McAndrews 09) A.G. Sulzberger 2. Ratification of the selection of Ernst & Young LLP as auditors for the fiscal year ending December 31, 2022 For 3. Advisory vote to approve executive compensation For NOTE: In their discretion, the proxies are authorized to vote on such other business as may properly come before the meeting or any adjournment or postponement thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. D66227-Z81875